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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 1999



                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
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      (Exact name of registrant as specified in its governing instruments)



        DELAWARE                        333-62671                56-1643598
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(State or other jurisdiction    (Commission File Numbers)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                             ONE FIRST UNION CENTER
                      CHARLOTTE, NORTH CAROLINA 28228-0600
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                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (704) 374-6828


                                                        Exhibit Index appears on
                                                                          page 4

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ITEM 5. OTHER EVENTS

     On or about February 8, 1998, the Registrant will cause the sale of approximately $1,035,318,205 principal amount of Mortgage Pass-Through Certificates, Series 1999-C1, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1998, among the Registrant, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer and Norwest Bank Minnesota, National Association as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated and First Union Capital Markets (the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-62671, furnished to one or more prospective investors on January 13, 1999 (i) a Term Sheet setting forth certain information about certain of the mortgage loans (the "Mortgage Loans") in the trust under the Pooling and Servicing Agreement and the size and structure of the potential offering (the "Term Sheet"), (ii) three Mortgage Loan schedules setting forth certain information with respect to the Mortgage Loans (the "Mortgage Loan Schedules") and (iii) a table setting forth certain prepayment restrictions with respect to the Mortgage Loans (the "Prepayment Restrictions Table"). Each of the Term Sheet, the Mortgage Loan Schedules and the Prepayment Restrictions Table is being filed as an exhibit to this report.

     Each of the Term Sheet, the Mortgage Loan Schedules and the Prepayment Restrictions Table has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements.

                 Not applicable.


        (b)    Pro Forma Financial Information

                 Not applicable.


        (c)    Exhibits

                                     Item 601(a) of Regulation
                 Exhibit Number           S-K Exhibit No.            Description
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                       1                        99                   Term Sheet
                       2                        99                   Mortgage Loan Schedules
                       3                        99                   Prepayment Restrictions Schedules

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION COMMERCIAL
                                            MORTGAGE SECURITIES,INC.


                                          By: /s/ BRIAN E. SIMPSON
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                                              Name:  Brian E. Simpson
                                              Title: President



Dated: January 13, 1999


                                  EXHIBIT INDEX


                             Item 601(a) of Regulation
    Exhibit Number                S-K Exhibit No.                    Description
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          1                             99                           Term Sheet
          2                             99                           Mortgage Loan Schedules
          3                             99                           Prepayment Restrictions Schedules